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                              POWER OF ATTORNEY


     Each director and/or officer of The Laclede Group, Inc. whose signature appears below appoints D. H. Yaeger, G. T. McNeive, Jr. and M. C. Kullman and each of them severally, his or her true and lawful attorney-in-fact and agent to execute in his or her name, place and stead, in any and all capacities, any and all amendments (including post-effective amendments) to the following registration statements:

o Registration Statement No. 33-52357 for the Dividend Reinvestment and Stock Purchase Plan
o    Registration Statement No. 333-40362 for the Shelf Registration
     Statement
o Registration Statement No. 33-64933 for the Missouri Natural Gas Division of Laclede Gas Company Dual Savings Plan
o Registration Statement No. 33-57573 for the Laclede Gas Company Wage Deferral Savings Plan
o Registration Statement No. 33-38413 for the Laclede Gas Company Salary Deferral Savings Plan

And to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes, as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

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                                 SIGNATURES

        NAME                        TITLE                         DATE
        ----                        -----                         ----

/s/D. H. Yaeger       Chairman of the Board, President,      August 23, 2001
--------------------- Chief Executive Officer and
(D. H. Yaeger)        Director


/s/A. B. Craig, III   Director                               August 23, 2001
---------------------
(A. B. Craig, III)


/s/H. Givens          Director                               August 23, 2001
---------------------
(H. Givens)


/s/C. R. Holman       Director                               August 23, 2001
---------------------
(C. R. Holman)



/s/R. C. Jaudes       Director                               August 23, 2001
---------------------
(R. C. Jaudes)


/s/W. S. Maritz       Director                               August 23, 2001
---------------------
(W. S. Maritz)


/s/W. E. Nasser       Director                               August 23, 2001
---------------------
(W. E. Nasser)


/s/R. P. Stupp        Director                               August 23, 2001
---------------------
(R. P. Stupp)


/s/M. A. Van Lokeren  Director                               August 23, 2001
---------------------
(M. A. Van Lokeren)


/s/G. T. McNeive, Jr. Senior Vice President-Finance and      August 23, 2001
--------------------- General Counsel (Principal
(G. T. McNeive, Jr.)  Financial Officer)
